UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Uber Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UBER TECHNOLOGIES, INC. 1515 3RD STREET SAN FRANCISCO, CA 94158 Your Vote Counts! UBER TECHNOLOGIES, INC. 2022 Annual Meeting Vote by May 08, 2022 11 :59 PM ET You invested in UBER TECHNOLOGIES, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 09, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* May 09, 2022 11 :00 AM PDT www.virtualshareholdermeeting.com/UBER2022

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1 . Election of Directors Nominees: 1 a. Ronald Sugar 1 b. Revathi Advaithi 1 C. Ursula Burns 1 d. Robert Eckert 1 e. Amanda Ginsberg 1 f. Dara Khosrowshahi 1 g. Wan Ling Martello 1 h. Yasir AI-Rumayyan 1 i. John Thain 1 j. David Trujillo 1 k. Alexander Wynaendts 2. Advisory vote to approve 2021 named executive officer compensation. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022. 4. Stockholder proposal to prepare an annual report on lobbying activities. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Board Recommends 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 For 0 Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".